STATEMENT OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net Earnings (Loss)	$ 28	$ 38	$ 77
Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustment	(74)	27	10
Total other comprehensive income (loss), net of income taxes	(74)	27	10
Comprehensive Income (Loss)	$ (46)	$ 65	$ 87